HARTFORD LIFE INSURANCE COMPANY
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                        GROUP VARIABLE ANNUITY CONTRACTS
                   ISSUED BY HARTFORD LIFE INSURANCE COMPANY
                         WITH RESPECT TO DC-I AND DC-II
                         PROSPECTUS DATED: MAY 1, 1997
                        REVISED EFFECTIVE: JULY 2, 1997
                       SUPPLEMENT DATED: JANUARY 8, 1998

    Effective January 1, 1998, Acacia Capital Corporation was renamed Calvert Variable Series, Inc. and its Calvert Responsibly Invested Balanced Portfolio was renamed Calvert Social Balanced Portfolio. All references in the Prospectus to the Acacia Capital Corporation and Calvert Responsibly Invested Balanced Portfolio should be changed to reflect the new name.

HV-2209
33-19944